UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

June 20, 2012

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On June 20, 2012, Modine Manufacturing Company (“Company”) received a notice from the Plan Administrator for the Modine 401(k) Retirement Plan for Hourly Employees, Modine 401(k) Retirement Plan for Salaried Employees, and the Deferred Compensation Plan (collectively, the “Plans”) of a blackout period (the “Blackout Period”) with respect to the Plans pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.  The Blackout Period is required because the Plans are changing their recordkeepers from Marshall & Ilsley Institutional Trust Company N.A. to Wells Fargo Advisors LLC.  During the Blackout Period, participants in the Plans will be unable to change their contribution rates, request withdrawals or distributions, request new loans, change investment selections or otherwise perform account transactions under the Plans, including with respect to common stock of the Company, which is an investment option under the Plans.  The Blackout Period will begin at the close of the market (3:00 p.m. Central Time) on July 20, 2012 and is expected to end on August 17, 2012.

On June 20, 2012, the Company sent a notice to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the common stock of the Company (including with respect to derivatives) that apply to them during the Blackout Period.  This notice was provided to directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended.  A copy of such notice is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting the Corporate Secretary, c/o Modine Manufacturing Company, 1500 DeKoven Avenue, Racine, WI 53406, 262-636-1200.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers dated June 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

	By:	/s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, Corporate Development and
General Counsel and Secretary

Date: June 20, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers dated June 20, 2012.